LITMAN GREGORY FUNDS TRUST

Supplement dated July 23, 2020 to the

Prospectus, Summary Prospectuses and Statement of Additional Information ("SAI")

of the Litman Gregory Funds Trust dated April 29, 2020

Notice to Existing and Prospective Shareholders:

Effective July 31, 2020, the name of each of Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Alternative Strategies Fund and Litman Gregory Masters High Income Alternatives Fund (the "Funds") will change. The Funds' investment objectives, principal investment strategies, principal risks, sub-advisors and fee schedules will remain the same. Litman Gregory Fund Advisors, LLC will continue to serve as the Funds' investment advisor.

The Funds will be renamed according to the table below and the following information supplements and supersedes any contrary information contained in the Prospectus, Summary Prospectuses and SAI concerning the Funds.

Current Fund Name	New Fund Name (effective July 31, 2020)

Litman Gregory Masters Equity Fund	PartnerSelect Equity Fund

Litman Gregory Masters International Fund	PartnerSelect International Fund

Litman Gregory Masters Smaller Companies Fund	PartnerSelect Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund	PartnerSelect Alternative Strategies Fund

Litman Gregory Masters High Income Alternatives Fund	PartnerSelect High Income Alternatives Fund

Effective July 31, 2020, Frank M. Sands, Jr. will be removed as a portfolio manager to the PartnerSelect Equity Fund. Accordingly, all references to Frank M. Sands, Jr. will be hereby deleted from the Prospectus, Summary Prospectus and SAI dated April 29, 2020, as supplemented.

The following information replaces the table in the section entitled "Summary Section-Management" on page 6 of the Prospectus dated April 29, 2020, as supplemented:

Management

		Managed the
Investment Advisor	Portfolio Manager	Equity Fund Since:
Litman Gregory Fund Advisors, LLC Jeremy DeGroot, CFA, President of the Trust,
	Principal, Chief Investment Officer and Co-
	Portfolio Manager	2005
	Jack Chee, Principal, Senior Research Analyst
	and Co-Portfolio Manager	2014
	Rajat Jain, CFA, Principal, Senior Research
	Analyst and Co-Portfolio Manager	2014

		Managed the
Sub-Advisor	Portfolio Manager	Equity Fund Since:
Davis Selected Advisers, L.P.	Christopher C. Davis, Chairman	1999
	Danton Goei, Portfolio Manager	2016
Fiduciary Management, Inc.	Patrick J. English, CFA, Chairman, Chief
	Executive Officer, Chief Investment Officer	2013
	Jonathan T. Bloom, CFA, Director of Research	2017
Harris Associates L.P.	Clyde S. McGregor, CFA, Vice President and
	Portfolio Manager	2008
	William C. Nygren, CFA, Vice President, Chief
	Investment Officer – U.S. Equity, Portfolio
	Manager and Investment Analyst	2013
Nuance Investments, LLC	Scott Moore, CFA, President, Co-Chief
	Investment Officer and Portfolio Manager	2014
	Chad Baumler, CFA, Vice President, Co-Chief
	Investment Officer and Portfolio Manager	2020
Sands Capital Management, LLC	A. Michael Sramek, CFA, Senior Portfolio
	Manager, Research Analyst, Managing Director	2008
Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director,
	Senior Portfolio Manager	1996

The following information replaces the table on page 55 of the Prospectus dated April 29, 2020, as supplemented.

		MARKET CAPITALIZATION
PORTFOLIO	TARGET ASSET	OF COMPANIES IN	STOCK-PICKING
MANAGER(S)/SUB- ADVISOR	ALLOCATION	PORTFOLIO	STYLE
Christopher C. Davis	15%	Mostly large companies	Blend
Danton Goei
Davis Selected Advisers, L.P.
Patrick J. English, CFA	15%	All sizes	Blend
Jonathan T. Bloom, CFA
Fiduciary Management, Inc.
Clyde S. McGregor, CFA	15%	All sizes, but mostly large- and	Value
		mid-sized companies
Harris Associates L.P.
William C. Nygren, CFA	15%	Mostly large and mid-sized	Value
		companies
Harris Associates L.P.

		MARKET CAPITALIZATION
PORTFOLIO	TARGET ASSET	OF COMPANIES IN	STOCK-PICKING
MANAGER(S)/SUB- ADVISOR	ALLOCATION	PORTFOLIO	STYLE
Scott Moore, CFA	10%	All sizes	Value
Chaud Baumler, CFA
Nuance Investments, LLC
A. Michael Sramek, CFA	17%	All sizes, but mostly large- and	Growth
		mid-size companies
Sands Capital Management, LLC
Richard T. Weiss, CFA	13%	All sizes, but mostly small- and	Blend
		mid-sized companies
Wells Capital Management, Inc.

The following information replaces the paragraph on page 59

of the Prospectus dated April 29, 2020, as supplemented.

A. Michael Sramek, CFA

Sands Capital Management, LLC

1000 Wilson Boulevard

Suite 3000

Arlington, VA 22209

A. Michael Sramek is the portfolio manager for the segment of the Equity Fund's assets managed by Sands Capital Management, LLC ("Sands Capital"). Sramek is a Senior Portfolio Manager, Research Analyst and Managing Director at Sands Capital. He began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001. Sramek is supported by a larger team of research analysts and associates. Sands Capital is independent and 100% staff owned. Sands Capital has been a sub-advisor to the Equity Fund since 2008.

Approximately 17% of the Equity Fund's assets are managed by Sands Capital. Sramek believes that over time stock price appreciation follows earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sramek believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Independent research—bottom-up and company focused—is the cornerstone of the Sramek's investment process. All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

Sramek seeks to identify leading growth businesses that can withstand the continual scrutiny of following six investment criteria:

(1)Sustainable above-average earnings growth.

(2)Leadership position in a promising business space.

(3)Significant competitive advantage/unique business franchise.

(4)Clear mission and value-added focus.

(5)Financial strength.

(6)Rational valuation relative to market and business prospects.

In collaboration with the whole Sands Capital investment team, Sramek seek to identify and own the companies that appear to be the strongest fits with the above criteria by doing the following: monitoring status/activity in other portfolios (e.g., absolute weights and weight trends); meeting regularly with the various Sands Capital portfolio manager teams, sector teams, and individual analysts/ associates; reading internal and external research and participating in research activities (management meetings, field trips, etc.); holding regular team meetings and soliciting/encouraging recommendations from all Sands Capital team members.

The strongest fits are determined by de-composing each of the six criteria into its sub-components and then evaluating the universe of Sands Capital holdings versus those characteristics. For instance, "leadership in an attractive business space" can be broken into characteristics such as: large/growing market share; innovation; pricing power; strategic position in value chain; and attractive business model (high margins, high/rising ROIC, etc.). Companies are evaluated against these characteristics in a consensus-building process between the portfolio manager team and the rest of the investment team. The companies whose investment cases exhibit in great depth the qualities that Sands Capital values are regarded as the strongest fits and thus included in the Equity Fund.

Please keep this Supplement with your Prospectus, Summary Prospectuses and Statement of Additional

Information.

4